UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Revised Statement to Certificateholders on June 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  July 2, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1        Revised Statement to Certificateholders on
                    June 25, 2004



                                  Exhibit 99.1
            Revised Statement to Certificateholders on June 25, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 June 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1    134,100,000.00    115,058,626.36    7,400,933.93       194,640.84    7,595,574.77   0.00       0.00      107,657,692.43
AF_2     25,800,000.00     25,800,000.00            0.00        57,405.00       57,405.00   0.00       0.00       25,800,000.00
AF_3     66,700,000.00     66,700,000.00            0.00       181,201.67      181,201.67   0.00       0.00       66,700,000.00
AF_4     93,200,000.00     93,200,000.00            0.00       350,276.67      350,276.67   0.00       0.00       93,200,000.00
AF_5      8,500,000.00      8,500,000.00            0.00        34,920.83       34,920.83   0.00       0.00        8,500,000.00
AF_6     36,500,000.00     36,500,000.00            0.00       129,879.17      129,879.17   0.00       0.00       36,500,000.00
AV_1     95,000,000.00     84,926,900.55    3,300,031.63        99,458.84    3,399,490.47   0.00       0.00       81,626,868.92
AV_2    331,070,000.00    297,624,679.77   14,696,432.27       353,677.33   15,050,109.60   0.00       0.00      282,928,247.50
M_1      59,370,000.00     59,370,000.00            0.00        86,911.08       86,911.08   0.00       0.00       59,370,000.00
M_2      33,250,000.00     33,250,000.00            0.00        61,558.68       61,558.68   0.00       0.00       33,250,000.00
M_3      19,000,000.00     19,000,000.00            0.00        38,448.61       38,448.61   0.00       0.00       19,000,000.00
M_4      14,250,000.00     14,250,000.00            0.00        32,517.71       32,517.71   0.00       0.00       14,250,000.00
M_5      14,250,000.00     14,250,000.00            0.00        34,971.88       34,971.88   0.00       0.00       14,250,000.00
B        19,010,000.00     19,010,000.00            0.00        50,746.14       50,746.14   0.00       0.00       19,010,000.00
R                 0.00              0.00            0.00             0.00            0.00   0.00       0.00                0.00
TOTALS  950,000,000.00    887,440,206.68   25,397,397.83     1,706,614.45   27,104,012.28   0.00       0.00      862,042,808.85

X_IO         14,405.44    887,440,206.68            0.00     3,628,039.46    3,628,039.46      0.00       0.00   862,042,808.85
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1    152314HV5       858.00616227   55.18966391     1.45146040     56.64112431          802.81649836       AF_1        2.030000 %
AF_2    152314HW3     1,000.00000000    0.00000000     2.22500000      2.22500000        1,000.00000000       AF_2        2.670000 %
AF_3    152314HX1     1,000.00000000    0.00000000     2.71666672      2.71666672        1,000.00000000       AF_3        3.260000 %
AF_4    152314HY9     1,000.00000000    0.00000000     3.75833337      3.75833337        1,000.00000000       AF_4        4.510000 %
AF_5    152314HZ6     1,000.00000000    0.00000000     4.10833294      4.10833294        1,000.00000000       AF_5        4.930000 %
AF_6    152314JA9     1,000.00000000    0.00000000     3.55833342      3.55833342        1,000.00000000       AF_6        4.270000 %
AV_1    152314JB7       893.96737421   34.73717505     1.04693516     35.78411021          859.23019916       AV_1        1.360000 %
AV_2    152314JC5       898.97810061   44.39070973     1.06828565     45.45899538          854.58739088       AV_2        1.380000 %
M_1     152314JD3     1,000.00000000    0.00000000     1.46388883      1.46388883        1,000.00000000       M_1         1.700000 %
M_2     152314JE1     1,000.00000000    0.00000000     1.85138887      1.85138887        1,000.00000000       M_2         2.150000 %
M_3     152314JF8     1,000.00000000    0.00000000     2.02361105      2.02361105        1,000.00000000       M_3         2.350000 %
M_4     152314JG6     1,000.00000000    0.00000000     2.28194456      2.28194456        1,000.00000000       M_4         2.650000 %
M_5     152314JH4     1,000.00000000    0.00000000     2.45416702      2.45416702        1,000.00000000       M_5         2.850000 %
B       152314JJ0     1,000.00000000    0.00000000     2.66944450      2.66944450        1,000.00000000       B           3.100000 %
TOTALS                  934.14758598   26.73410298     1.79643626     28.53053924          907.41348300

X_IO    N/A                     ####    0.00000000           ####            ####                ######       X_IO        0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                        Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal
                         Group I
                         Scheduled Monthly Payments                                                                414,582.35
                         Curtailments                                                                              266,234.77
                         Prepayments in Full                                                                     6,703,759.38
                         Loans Repurchased by Seller                                                                     0.00
                         Substitution Amounts                                                                            0.00
                         Net Liquidation Proceeds                                                                        0.00

                         Group II
                         Scheduled Monthly Payments                                                                 95,613.50
                         Curtailments                                                                                4,168.24
                         Prepayments in Full                                                                     3,200,926.72
                         Loans Repurchased by Seller                                                                     0.00
                         Substitution Amounts                                                                            0.00
                         Net Liquidation Proceeds                                                                        0.00

                         Group III
                         Scheduled Monthly Payments                                                                287,427.33
                         Curtailments                                                                              428,570.47
                         Prepayments in Full                                                                    13,983,448.69
                         Loans Repurchased by Seller                                                                     0.00
                         Substitution Amounts                                                                            0.00
                         Net Liquidation Proceeds                                                                        0.00

                         Subordination Increase Amount                                                                   0.00
                         Excess Overcollateralization Amount                                                             0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                                      0.00
                         Class AF-2                                                                                      0.00
                         Class AF-3                                                                                      0.00
                         Class AF-4                                                                                      0.00
                         Class AF-5                                                                                      0.00
                         Class AF-6                                                                                      0.00
                         Class AV-1                                                                                      0.00
                         Class AV-2                                                                                      0.00
                         Class M-1                                                                                       0.00
                         Class M-2                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class M-4                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class B                                                                                         0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                                       0.00
                         Class M-2                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class M-4                                                                                       0.00
                         Class M-5                                                                                       0.00
                         Class B                                                                                         0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                              345,758,626.36
                         Group I Ending Aggregate Loan Balance                                                 338,361,383.48

                         Group II Beginning Aggregate Loan Balance                                             117,271,721.13
                         Group II Ending Aggregate Loan Balance                                                113,971,012.67

                         Group III Beginning Aggregate Loan Balance                                            424,409,859.19
                         Group III Ending Aggregate Loan Balance                                               409,710,412.70

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                              0.00
                         Total Required Overcollateralization Amount                                                     0.00

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00
                         Group III                                                                                       0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00
                         Group III                                                                                       0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                     7.4297 %
                         Group II                                                                                    6.3564 %
                         Group III                                                                                   7.3101 %

Sec. 7.09(xi)            Monthly Remittance Amount
                         Group I                                                                                 9,525,647.21
                         Group II                                                                                3,922,227.42
                         Group III                                                                              17,285,169.20

Sec. 7.09(xi)            Weighted Average Gross Margin
                         Group II Loans                                                                              7.0898 %
                         Group III Loans                                                                             8.1153 %



Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                   806,650.77
                         Group II                                                                                  327,668.46
                         Group III                                                                                 700,980.23

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                 7,384,576.50
                         Group II                                                                                3,300,708.46
                         Group III                                                                              14,699,446.49

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00
                         Group III                                                                                       0.00
                         Subordinate                                                                                     0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00
                         Group III                                                                                       0.00
                         Subordinate                                                                                     0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                           7.43 %
                         Group II Net WAC Cap                                                                          6.15 %
                         Group III Net WAC Cap                                                                         7.07 %
                         Subordinate Net WAC Cap                                                                       6.89 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                                       0.00
                         Class M-2                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class B                                                                                         0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     41            3,014,391.56                   0.89 %
                                               60-89 days                     14              785,970.58                   0.23 %
                                               90+days                         3              200,288.69                   0.06 %
                                               Total                      58                4,000,650.83                   1.18 %
                                                Group 2
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     13            1,840,702.70                   1.62 %
                                               60-89 days                      3              335,384.37                   0.29 %
                                               90+days                         1              191,734.05                   0.17 %
                                               Total                      17                2,367,821.12                   2.08 %
                                                Group 3
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     60            5,968,165.73                   1.46 %
                                               60-89 days                     21            2,097,510.04                   0.51 %
                                               90+days                         7              586,205.58                   0.14 %
                                                Total                         88            8,651,881.35                   2.11 %
                                                Group Totals
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                    114           10,823,259.99                   1.26 %
                                               60-89 days                     38            3,218,864.99                   0.37 %
                                               90+days                        11              978,228.32                   0.11 %
                                                Total                        163           15,020,353.30                   1.74 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          7              630,694.20                 0.19 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          2              421,646.00                 0.37 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         11            1,448,347.09                 0.35 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         20            2,500,687.29                 0.29 %






Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         16            1,289,032.01                 0.38 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         10            1,205,682.62                 1.06 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         20            2,214,658.52                 0.54 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         46            4,709,373.15                 0.55 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                       46.00
                         Balance of Balloon Loans                                                               2,466,131.24

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %



                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                           0.00
                         Group II                                                                                          0.00
                         Group III                                                                                         0.00



Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                      12,666.38
                         Cumulative Realized Losses                                                                   12,666.38
                         Group II:
                         Monthly Realized Losses                                                                           0.00
                         Cumulative Realized Losses                                                                        0.00
                         Group III:
                         Monthly Realized Losses                                                                           0.00
                         Cumulative Realized Losses                                                                        0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                           0.00
                         Group II                                                                                          0.00
                         Group III                                                                                         0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                              0.5499 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                                      0.00 %
                         Cumulative Realized Losses Since Cut-Off Date                                                12,666.38
                         Aggregate Loan Balance as of the Cut-Off Date                                           950,014,405.44

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                                       NO

                         1-Month LIBOR for Current Distribution Date                                                  1.10000 %

